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                                                                 EXHIBIT 10.3.11


                     FIRST AMENDMENT TO FINANCING AGREEMENT


            THIS FIRST AMENDMENT TO FINANCING AGREEMENT (this "Amendment") is made and entered as of January 29, 1997, by and between STAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), and FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation and FM PRECISION GOLF SALES CORP., a Delaware corporation (each a "Borrower" and collectively, "Borrowers").


                             Preliminary Statements


            A. Borrowers and Bank have entered into a Financing Agreement dated as of May 31, 1996 (the "Financing Agreement"). Capitalized terms used, but not defined, in this Amendment which are defined in the Financing Agreement will have the meanings given to them in the Financing Agreement.

            B. Borrowers have requested that Bank amend the Financing Agreement to make a $375,000 increase in the Term Loan to facilitate the purchase of a Lawsure polishing and buffing machine.

            C. Bank is willing to increase the Term Loan by $375,000 to facilitate the purchase of a Lawsure polishing and buffing machine, all as contemplated by the terms, and subject to the conditions, of this Amendment.

                             Statement of Amendment


            In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, Bank and Borrowers hereby agree as follows:

      1. AMENDMENTS TO FINANCING AGREEMENT. The Financing Agreement is hereby amended as follows:

            1.1 DEFINITION OF "TERM LOAN AVAILABILITY". The definition of "Term Loan Availability" in Section 1.1 of the Financing Agreement is hereby amended in its entirety by substituting in its stead the following:

            "Term Loan Availability" means, as of any time, an amount equal to:

            (i) an amount equal to the lesser of: (a) $3,625,000; or (b) the sum of (1) an amount up to 75% of the aggregate orderly liquidation value of the Eligible Equipment owned


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and held by FM Manufacturing (excluding the Lawsure polishing and buffing machine installed in January, 1997 (the "Lawsure Machine")), plus (2) an amount up to 60% of the fair market value of that portion of Borrower's Facility which constitutes real estate, such fair market value to be determined in accordance with an appraisal complying with all regulatory requirements applicable to Bank, provided that Bank has obtained an environmental assessment of the real estate satisfactory to Bank; plus (3) 70% of the hard cost of the Lawsure Machine; less

            (ii) the principal amortization payments of the Term Loan made or required to have been made by Borrowers; less

            (iii) the then outstanding principal amount of the Term Loan.

For purposes of determining the Term Loan Availability, the orderly liquidation value of the Eligible Equipment owned and held by FM Manufacturing and the fair market value of Borrower's Facility will be determined in accordance with appraisals performed from time to time, but not more frequently than annually, at Borrowers' cost by appraisers acceptable to Bank, in its discretion exercised in good faith, based on methods of appraisal acceptable to Bank.

            1.2 Section 2.3.1 of the Financing Agreement is hereby amended in its entirety by substituting in its stead the following:

                  2.3.1 General. Subject to the terms and conditions of this Agreement, Bank shall make a loan (the "Term Loan") to FM Manufacturing in the amount of $3,625,000; provided, however, that the principal amount of the Term Loan may not, as of any time, exceed the Term Loan Availability. Borrowers acknowledge that, on the Closing Date, Bank made a term loan to FM Manufacturing in the amount of $3,750,000, the principal balance of which will be, after the installment due and payable on February 1, 1997, $3,250,000, and further acknowledge that, on or after the date the First Amendment to Financing Agreement is signed by Bank, Bank will advance to FM Manufacturing $375,000 to bring the balance of the Term Loan to $3,625,000. Subject to the terms of
Section 2.3.2 and Section 11.4, the principal of the Term Loan shall be due and payable by FM Manufacturing in equal consecutive monthly installments in the amount of $69,711.54 each, commencing on the first day of March, 1997 and continuing on the first day of each month thereafter until the termination of this Agreement, at which time the entire unpaid principal balance of, and accrued interest on, the Term Loan, if not sooner repaid, shall be due and payable. No part of the Term Loan may, on the repayment thereof, be redrawn or reborrowed by FM Manufacturing.

            1.3 Section 1 of Exhibit 10.29 of the Financing Agreement is hereby amended in its entirety by substituting the following in its stead:

                  Section 1. Capital Expenditures. Borrowers will not make capital expenditures (including, without limitation, expenditures for fixed assets or leases capitalized or required, in accordance with GAAP consistently applied, to be capitalized by purchase, lease-purchase agreement, option or otherwise) in an aggregate amount exceeding $___________


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during the fiscal year of Borrowers ending on or about May 31, 1997 and $700,000 during each fiscal year of Borrowers ending on or about May 31, 1998 and May 31, 1999.


      2. OTHER CLOSING DELIVERIES. With the signing of this Amendment, Borrowers will cause the delivery to Bank of (i) the Reaffirmation of Individual Guaranty signed by Individual Guarantors, (ii) the Reaffirmation of Corporate Guaranty signed by Corporate Guarantor, and (iii) all other documents, instruments, and agreements deemed necessary or desirable by Bank to effect the amendments to Borrowers' credit facilities with Bank contemplated by this Amendment.

      3. REPRESENTATIONS. To induce Bank to accept this Amendment, Borrowers hereby represent and warrant to Bank as follows:

            3.1 Each Borrower has full power and authority to enter into, and to perform its obligations under, this Amendment, and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment have been duly authorized by all necessary corporate action.

            3.2 This Amendment constitutes the legal, valid and binding obligations of each Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

            3.3 Each Borrower's representations and warranties contained in the Financing Agreement are complete and correct as of the date of this Amendment with the same effect as though these representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Financing Agreement.

      4. COSTS AND EXPENSES. As a condition of this Amendment, Borrowers will promptly on demand pay or reimburse Bank for the costs and expenses incurred by Bank in connection with this Amendment, including, without limitation, attorneys' fees.

      5. RELEASE. Each Borrower hereby releases Bank from any and all liabilities, damages and claims therefor arising from or in any way related to the Loans, other than such liabilities, damages and claims which arise after the execution of this Amendment. The foregoing release does not release or discharge, or operate to waive performance by, Bank of its express agreements and obligations stated in the Loan Documents on and after the date of this Amendment.

      6. DEFAULT. Any default by Borrowers in the performance of Borrowers' obligations under this Amendment shall constitute an Event of Default under the Financing Agreement.


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      7.    CONTINUING EFFECT OF FINANCING AGREEMENT.  Except as expressly amended hereby, all of the provisions of the Financing Agreement are ratified and confirmed and remain in full force and effect.

      8. ONE AGREEMENT; REFERENCES. The Financing Agreement, as amended by this Amendment, will be construed as one agreement. All references in any of the Loan Documents to the Financing Agreement will be deemed to be references to the Financing Agreement as amended by this Amendment.

      9. COUNTERPARTS. This Amendment and each Reaffirmation of Guaranty provided below, may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

      10. ENTIRE AGREEMENT. This Amendment sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

            IN WITNESS WHEREOF, Bank and Borrowers have executed this Amendment to be effective as of the date in the opening paragraph of this Amendment.

                                    FM PRECISION GOLF
                                    MANUFACTURING CORP.


                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________


                                    FM PRECISION GOLF SALES CORP.

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

Accepted at Cincinnati, Ohio,
as of ____________ __, 1997

STAR BANK, NATIONAL ASSOCIATION


By:________________________________
Name:______________________________
Title:_____________________________


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                    REAFFIRMATION OF EACH INDIVIDUAL GUARANTY


            In satisfaction of the condition set forth in Section 2 of the above First Amendment to Financing Agreement (the "Amendment"), each Individual Guarantor hereby consents to the Amendment and to the transactions contemplated thereby, reaffirms his or its respective Individual Guaranty, and acknowledges and agrees that he or it is not released from his or its obligations under his or its respective Individual Guaranty by reason of the Amendment and that the obligations of such Individual Guarantor under his or its respective Individual Guaranty extend to the Financing Agreement and the other Loan Documents as amended by the Amendment. This Reaffirmation of Individual Guaranty shall not be construed, by implication or otherwise, as imposing any requirement that Bank notify or seek the consent of Individual Guarantors relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to an Individual Guaranty, it being expressly acknowledged and reaffirmed that Individual Guarantors have under each respective Individual Guaranty consented to modifications, extensions and other actions with respect thereto without any notice thereof. All capitalized terms used in this Reaffirmation of Individual Guaranty and not otherwise defined herein shall have the meanings ascribed thereto in the Amendment.

            IN WITNESS WHEREOF, Individual Guarantors have executed this Reaffirmation of Individual Guaranty to be effective as of the date of the Amendment.


                                    BERENSON MINELLA & COMPANY, L.P.

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________


                                    __________________________________________
                                    Christopher A. Johnston

                                    __________________________________________
                                    Richard P. Johnston


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                       REAFFIRMATION OF CORPORATE GUARANTY


            In satisfaction of the condition set forth in Section 2 of the above First Amendment to Financing Agreement (the "Amendment"), Corporate Guarantor hereby consents to the Amendment and to the transactions contemplated thereby, reaffirms the Corporate Guaranty, and acknowledges and agrees that it is not released from its obligations under the Corporate Guaranty by reason of the Amendment and that the obligations of Corporate Guarantor under the Corporate Guaranty extend to the Financing Agreement and the other Loan Documents as amended by the Amendment. This Reaffirmation of Corporate Guaranty shall not be construed, by implication or otherwise, as imposing any requirement that Bank notify or seek the consent of Corporate Guarantor to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Corporate Guaranty, it being expressly acknowledged and reaffirmed that Corporate Guarantor has under the Corporate Guaranty consented to modifications, extensions and other actions with respect thereto without any notice thereof. All capitalized terms used in this Reaffirmation of Corporate Guaranty and not otherwise defined herein shall have the meanings ascribed thereto in the Amendment.

            IN WITNESS WHEREOF, Corporate Guarantor has executed this Reaffirmation of Corporate Guaranty to be effective as of the date of the Amendment.

                                    FM PRECISION GOLF CORP.

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________


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